SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: July 27, 2010

Franklin Wireless Corp.
(Exact name of registrant as specified in its charter)

California	0-11616	95-3733534
(State or other jurisdiction	(Commission	(IRS Employer
or incorporation)	File Number)	Identification No.)

5440 Morehouse Drive, Suite 1000, San Diego, California  92121
  (Address of principal executive offices)

Registrant's telephone number, including area code:
(805) 623-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On July 27, 2010, Registrant entered into a Common Stock Repurchase Agreement with C-Motech Co., Ltd. (the “Agreement”).

Under the Agreement, Registrant agreed to repurchase 3,370,356 shares of its Common Stock from C-Motech Co., Ltd.  for $3,500,000. A total of 1,803,684 shares were repurchased on the date of the Agreement in exchange for non-cash consideration in the amount of $1,873,065. The remaining 1,566,672 shares are to be repurchased by Registrant upon payment of the balance, $1,626,935, on or before December 31, 2010.

Section 5 -Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Agreement, Kwang Sun (Kenny) Han, a director of Registrant and the designee of C-Motech on Registrant’s Board of Directors, resigned from the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN WIRELESS CORP.
Date: August 2, 2010	By: /s/ OC Kim
OC Kim, President